EXHIBIT 10-15

           AMENDMENT, MODIFICATION AND WAIVER AGREEMENT


    THIS AGREEMENT, dated March 8, 1996 is made by and between ARTISTIC GREETINGS INCORPORATED, a Delaware Corporation (the "Borrower") and MARINE MIDLAND BANK, a New York Banking Corporation (the "Bank").

                         R E C I T A L S:

    WHEREAS, the Bank and the Borrower have entered into a Revolving Credit Agreement dated the date hereof (the "Revolving Credit Agreement"), in connection with which the Bank has agreed to waive certain defaults under, and to amend and modify, certain other agreements between the Bank and the Borrower.

    WHEREAS, the Bank and the Borrower desire to enter into this agreement to set forth the Bank's waivers of certain defaults and to provide for amendments of certain other agreements.

    NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

    1. DEFINITIONS. Unless otherwise defined herein, capitalized terms shall have the meaning given to them in the Revolving Credit Agreement.

        "1991 EQUIPMENT SECURITY AGREEMENT" means that certain Security Agreement dated August 16, 1991, between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "1991 TERM LOAN AGREEMENT" means that certain Commercial
Installment Loan Agreement dated August 16, 1991, between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "1991 MORTGAGE LOAN AGREEMENT" means that certain loan agreement dated August 16, 1991 between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "1991 MORTGAGE" means that certain mortgage dated August 16, 1991 between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "1995 EQUIPMENT SECURITY AGREEMENT" means that certain Security Agreement dated March 29, 1995,between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "1995 TERM LOAN AGREEMENT" means that certain Commercial
Installment Loan Agreement dated March 25, 1995, between the Borrower and the Bank, a copy of which is attached to the Revolving Credit Agreement as a part of Exhibit I.

        "EQUIPMENT SECURITY AGREEMENTS" means the 1991 Equipment Security Agreement and the 1995 Equipment Security Agreement.

        "REIMBURSEMENT AGREEMENTS" means those agreements between the Borrower and the Bank providing for, inter alia, reimbursement of the Bank in the event of a draw under any of the Existing Letters of Credit.

        "TERM LOAN AGREEMENTS" means the 1991 Term Loan Agreement and the 1995 Term Loan Agreement.

    2.  WAIVER OF DEFAULTS.  The Bank hereby waives each of the following:

        a. Through the date of this Agreement, the defaults arising under paragraphs 3(a) and 4(a) of the Equipment Security Agreements by reason of the Borrower's grant of a security interest in the Collateral to Chase.

        b. Through March 31, 1996, the defaults under the Continuing Loan Documents by reason of a breach or default by the Borrower under any agreement with Chase.

        c. Through the date of this Agreement, the defaults under the Continuing Loan Documents by reason of the breach by the Borrower of any financial or negative covenant contained therein.

        d. Through the date of this Agreement, the defaults under the Continuing Loan Documents as a result of the cross-default provisions being triggered by any of the defaults waived above in subparagraphs a, b or c of this paragraph.

    3. WAIVER OF CERTAIN PROVISIONS. The Bank hereby waives, through the earlier of the maturity of the Revolving Credit Loans (by acceleration or otherwise) or the Termination Date of the Revolving Credit Agreement, the Borrower's obligation to comply with Section IVB, Section VA and Section VC of the 1991 Mortgage Loan Agreement.

    4. CORRECTION OF NAME. The Bank and the Borrower hereby amend the 1995 Equipment Security Agreement by correcting the name of the Debtor from "Artistic Greetings, Inc." to "Artistic Greetings Incorporated."

   5.   CHASE LIENS.

        a. The Bank and the Borrower hereby amend paragraph 3(a) of the Equipment Security Agreements by adding the following language at the end of such paragraph:

        ", and except for any security interest of The Chase Manhattan Bank, N.A. in the Collateral which Chase agrees is second in priority to the Security Interest;"

        b. The Bank and the Borrower hereby amend paragraph 4(a) of the Equipment Security Agreements by deleting such paragraph and adding the following language in its place:

        "(a) will defend the Collateral against the claims and demands of all other parties; will keep the Collateral free from all security interests of other encumbrances, except the Security Interest and except as specified in an appropriate schedule hereto and except for any security interest of The Chase Manhattan Bank, N.A. in the Collateral which Chase agrees is second in priority to the Security Interest; and will not sell, transfer, lease, assign, deliver or otherwise dispose of any Collateral or any interest therein without the prior written consent of Secured Party;"

    6. NEGATIVE COVENANTS. The Bank and the Borrower hereby amend the Term Loan Agreements by deleting paragraph 4. ("Negative Covenants") of those loan agreements.

    7. EVENTS OF DEFAULTS. The occurrence of an Event of Default under the terms of the Revolving Credit Agreement shall constitute an Event of Default under the Term Loan Agreements and the Equipment Security
Agreements whether or not the Revolving Credit Agreement is still in force and effect.

    8. RESERVATION OF RIGHTS. Except as expressly modified hereby, all of the terms and conditions of the Continuing Loan Agreements shall remain in full force and effect.

    IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date written above.


                                ARTISTIC GREETINGS INCORPORATED

                                By:  /s/ Thomas C. Wyckoff


                                MARINE MIDLAND BANK

                            By: /s/ Stanley L. Peck